UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on www.millinvestment.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant by contacting your financial intermediary (such as broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or the Registrant at 301 Winding Road, Old Bethpage NY 11804, as applicable.

EXPLANATORY NOTE

On March 4, 2020, Millennium Investment & Acquisition Company, Inc., a Delaware Corporation, (“the Company”) filed a Form N-CSR for year ended December 31, 2019 (the “Original Report”) disclosing the financial results for fiscal year end.

This Amendment No. 1 to the Original Report (“the amendment”) is being filed for the purpose of correcting the date of the Report of Independent Registered Public Accounting Firm to March 2, 2020. This Amendment should be read in conjunction with the Original Report. Except as set forth herein, no modifications have been made to the information contained in the Original Report.

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Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

(formerly Millennium India Acquisition Company Inc.)

301 Winding Road

Old Bethpage, NY 11804

March 2, 2020

Dear Fellow Shareholder:

During 2019, Millennium Investment & Acquisition Company Inc. (“MILC” or “we”) made significant progress towards monetizing our investment in SMC Global Securities Limited (“SMC”). During 2019, we completed the sale of 2,400,000 shares for total proceeds of $3,162,703.02 which translates to $1.318 per SMC share. By way of history, since I assumed the role of Chairman and CEO, MILC has completed the sale of 6,762,690 shares for total proceeds of $9,283,836 which translates to $1.37 per SMC share. The following chart provides a history of the sales of SMC stock:

Date	Shares	Net Proceeds	Price per Share

Sale on 12/12/13	1,131,345	$1,376,890	$1.22

Sale on 11/19/15	1,131,345	2,139,011	1.89

Sale on 4/19/16	100,000	123,159	1.23
Sale on 5 6 16	200,000	246,578	1.23
Sale on 8 14 16	300,000	367,949	1.23
Sale on 11 25 16	300,000	368,775	1.23

Sale on 2/17/17	250,000	301,753	1.21
Sale on 3/28/17	250,000	314,952	1.26
Sale on 6/1/17	300,000	381,570	1.27
Sale on 10/2/17	200,000	250,180	1.25
Sale on 11/13/17	200,000	250,316	1.25

Sale on 1/24/19	200,000	287,673	1.44
Sale on 2/19/19	200,000	288,442	1.44
Sale on 3/29/19	900,000	1,337,338	1.49
Sale on 7/5/19	200,000	299,057	1.50
Sale on 10/1/19	600,000	632,683	1.05
Sale on 12/10/19	300,000	317,510	1.06

Total	6,762,690	$9,283,836	$1.37

As previously disclosed, we have an ongoing Right to Sell agreement pursuant to which MILC has a right to sell 100,000 shares of SMC back to the “promoter group” of SMC until SMC completes a qualified public offering and listing on a primary stock exchange in India. We continue to press for these closings in a timely manner and as of December 31, 2019 there is no arrearage. There is no way to assure that we will be successful in keeping these sales current.

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Unfortunately, as you can see in the chart above, the price per share has been declining and we expect this trend to continue based on SMC’s recent financial performance combined with reduced valuations for financial services companies in India. As of December 31, 2019, MILC owns 9,104,690 shares of SMC which we are currently valuing at $5,601,701 which translates to $0.615 per SMC share.

Regarding our Activated Carbon plant in Hawaii, as previously disclosed, Millennium HI Carbon, LLC (“MHC”), the Fund’s wholly owned subsidiary, has restored all production equipment and necessary support systems to operation. To date, MHC has completed 31 trial run campaigns and have produced over 60 tons of activated carbon. This process has allowed MHC to gain significant operational experience as it continues to work towards commercial operation. The process has been iterative where MHC operates the plant for a couple of days to produce Activated Carbon and then performs laboratory testing. At this point MHC has produced some very high-grade material that we expect would be attractive to ultracapacitor manufacturers and command a premium price. Unfortunately, MHC has also experienced significant variations in the quality of the material produced which is not workable. Producing consistent quality activated carbon with a high electrical storage capacity remains MHC’s objective.

During 2019, MHC concluded that the existing carbonization reactor intended to remove volatile material and produce char for activation was the culprit causing the inconsistent results. MHC has been working to evaluate several alternative approaches. MHC has also made efforts to reduce overhead and cash drain while it prepares for implementing the plan which is being developed. MHC continues to work towards finalizing a plan to produce a consistent and reliable output of high-grade activated carbon for energy storage applications.

I remain enthusiastic about the opportunities to create shareholder value for MILC and I look forward to a prosperous 2020.

Very truly yours,

David H. Lesser

Chairman and CEO

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Shares	Value
India -- 29.53%
Financials --29.53%
Private placement -29.53%
SMC Global Securities LTD (cost $26,787,714) (2)	9,104,690	$5,601,701

United States --59.87%
Materials --59.87%
Controlled Investment
Millennium HI Carbon, LLC (cost $6,683,791) (1)	N/A	9,924,723
Secured Loan - Millennium HI Carbon, LLC (cost $1,434,626) (1)		1,434,626

Total Investments --89.40% (cost $34,906,131)		16,961,050

Cash and other assets, less liabilities --10.60%		2,011,585

NET ASSETS - 100.00%		$18,972,635

Notes:

(1)	Represents a controlled investment based on greater than 10% ownership as of December 31, 2019
(2)	Affiliate

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
SMC Global Securities LTD (cost $26,787,714) (2)	$5,601,701
Millennium HI Carbon, LLC (cost $6,683,791) (1)	9,924,723
Secured Loan - Millennium HI Carbon, LLC (cost $1,434,626) (1)	1,434,626
Cash	2,001,528
Accrued Affiliated Interest Receivable	66,349
Total Assets	19,028,927

Liabilities:
Accrued expenses and other payables	48,292
Accrued Trustee fees	8,000
Total Liabilities	56,292

Net Assets	$18,972,635

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, no shares issued
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(33,428,486)
Net Assets	$18,972,635

Net Asset Value Per Share:
Net assets	$18,972,635

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$1.73

(1)	Represents a controlled investment based on greater than 10% ownership as of December 31, 2019
(2)	Affiliate

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Investment Income:
Affiliated dividend income	$67,484
Affiliated interest income	66,349
Interest income	7,736
Total Income	141,569

Operating Expenses:
Franchise tax	15,330
State tax	13,964
Insurance expense	40,588
Trustee fees	8,000
General & administrative expense	147,668
Transfer agent expense	12,428
Professional fees	24,017
Total Operating Expenses	261,994

Net Investment Loss	(120,425)

Realized and Unrealized Gain/Loss on Investments:
Net change in unrealized loss on investments	(8,609,979)
Net realized loss on investment	(3,898,549)
Net Realized and Unrealized Loss on Investments:	(12,508,528)

Net Decrease in Net Assets Resulting From Operations	$(12,628,953)

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018

Operations:
Net investment income (loss)	$(120,425)	$(133,152)
Net change in unrealized loss on investments	(8,609,979)	(2,109,856)
Net realized loss on investment	(3,898,549)	-
		-
Net Decrease in Net Assets Resulting from Operations	(12,628,953)	(2,243,008)

Net Assets:
Beginning of year	31,601,588	33,844,596
End of period	$18,972,635	$31,601,588

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(12,628,953)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Proceeds from sales	3,162,703
Purchase of investment	(1,434,626)
Change in unrealized gain on private placement	8,609,979
Realized loss	3,898,549

Changes in operating Assets and Liabilities:
Interest receivable	(66,349)
Prepaid expenses and other assets	73,381
Accrued expenses and other payables	11,833

Net Cash Provided by Operating Activities	1,626,517

Net increase in cash for the year	$1,626,517

CASH:
Cash at beginning of year	375,011
Cash at end of 2019	$2,001,528

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	For the Year Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$2.88	$3.08	$2.34	$2.29	$1.07
Income (Loss) from Investment Operations:
Net investment income (loss)*	(0.01)	(0.01)	0.00	(0.01)	(0.01)
Net realized and unrealized gain (loss)*	(1.14)	(0.19)	0.74	0.05	1.23
Total from investment operations	(1.15)	(0.20)	0.74	0.05	1.22

Net Asset Value, End of Year	$1.73	$2.88	$3.08	$2.34	$2.29

Market Value, End of Year	$0.48	$0.70	$0.90	$0.82	$0.58

Total Return Based on Market Value	-31.43%	-22.44%	9.76%	41.38%	0.00%
Ratios and Supplemental Data:
Net assets (000s)	$18,973	$31,601	$29,417	$25,607	$25,097
Ratio of operating expenses to average net assets	0.97%	0.93%	0.95%	1.51%	1.90%
Net investment income (loss) to average net assets	-0.44%	-0.42%	0.13%	2.28%	-0.59%
Portfolio Turnover Rate	5.16%	0.0%	6.1%	2.0%	25.6%

* Calculated based on average shares outstanding

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MILC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MILC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MILC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MILC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MILC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MILC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MILC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13%. On November 20, 2015, the Company sold an additional 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13,604,690 shares. As previously disclosed, MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MILC will have a right to sell 100,000 shares of SMC Global back to the “promoter group” on the first day of each month commencing April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year of 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share. In 2018, MILC entered into an agreement with Nomura Securities to market a portion of its shares in SMC but this did not ultimately result in the sale of shares during 2018. Pursuant to the Right to Sell, during the year of 2019, MILC completed the sale of 2,400,000 shares of SMC Global for net proceeds of approximately $3,162,703 which is approximately $1.32 per SMC Global share. As of December 31, 2019, MILC holds 9,104,690 shares of SMC Global which represents an approximately 8.05% ownership of SMC Global (See Note 3).

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On October 3, 2013, MILC announced that public efforts by MILC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MILC’s Board of Directors with a new director slate resulted in the delivery to MILC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MILC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, our CEO and Chairman.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements.

(a) Valuation of Investments in Securities

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined by the Company’s Board pursuant to procedures approved by the Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

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For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of a third-party valuation firm to assist in the pricing of the security. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2019.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total

SMC Global Securities LTD	$-	$-	$5,601,701	$5,601,701
Secured Loan - Millennium HI Carbon, LLC			$1,434,626	$1,434,626
Millennium HI Carbon, LLC	$-	$-	$9,924,723	$9,924,723
Total	$-	$-	$16,961,050	$16,961,050

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended December 31, 2019. It is the Company’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting year.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private investments are (i) an estimation of a normalized earnings level for the company and its peers, (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment and the likelihood of achieving normalized earnings, (iii) liquidity discounts, (iv) fund raising pre-money valuations for comparable companies. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

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The following is a reconciliation of assets in which significant unobservable (Level 3) were used in determining fair value:

	SMC Global	Millennium
	Securities LTD	HI Carbon, LLC	Total
Beginning balance	$14,150,769	$17,715,578	$31,866,347
Purchases	-	1,434,626	1,434,626
Cost adjustment	-	(668,691)	(668,691)
Proceeds from sale of SMC Global	(3,162,703)		(3,162,703)
Net realized loss on investment	(3,898,549)	-	(3,898,549)
Change in unrealized loss on investment	(1,487,816)	(7,122,164)	(8,609,980)
Ending Balance	$5,601,701	$11,359,349	$16,961,050

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

The following presents quantitative information about the significant unobservable inputs used in the fair value measurement for the Company’s Level 3 investments as of December 31, 2019:

SMC Global Securities LTD

Valuation Techniques	Unobservable Input	Assumptions

Prior Transaction Analysis	Transaction Price	$1.06
Market Comparable Companies	Book Value Multiple	1.1	x
	Revenue Multiple	10.5	x
	Risk Free Rate	1.62%
	Maturity	3 years
	Volatility	45%

Millennium HI Carbon, LLC

Valuation Techniques	Unobservable Input	Assumptions

Probability Weighted Expected Return	Going Concern Probability	25%
	Continuing Operations Probability	75%
Recovery Proceeds	Orderly asset liquidation proceeds	$6	M
Discounted Cash Flow	Cumulative Probabliity Adjustment	75%
	Weighed Average Cost of Capital	10%
	Perpetual Growth Rate	3%

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(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c) Cash

The Company maintains a cash account at financial institutions, which are federally insured up to $250,000. At various times during the year, the account balance may have exceeded the insured limit. The Company mitigates this risk by regularly monitoring the financial stability of the financial institution.

(d) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of investments and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(e) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2019, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended December 31, 2019, the Company did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

(f) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

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(g) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

2.	ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board has approved base compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month from MILC. In addition, the Board approved base compensation for Mr. Lesser at a monthly rate of $10,000 from the wholly owned subsidiary, Millennium HI Carbon, LLC.
(b)	Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the company, David Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of MILC and Millennium Carbon. During the year ended December 31, 2019, the total amount paid to such affiliate of David Lesser was $18,000.
(c)	The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. The spouse of the Company’s CEO is a partner at Morrison. During the year-ended December 31, 2019, the Company did not pay any legal fees to MoCo.

3.	INVESTMENT TRANSACTIONS

Private Placement

MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” (management) of SMC pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing with April 1, 2016 continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year, 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share. Pursuant to the Right to Sell, during the year of 2019, MILC completed the sale of 2,400,000 shares of SMC Global for net proceeds of approximately $3,162,703 which is approximately $1.32 per SMC Global share.

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To date, pursuant to the Right to Sell, MILC has sold 4.5 million shares for total proceeds of $5.8 million which translates to an average price of $1.28 per SMC share. As of December 31, 2019, MILC owned 9,104,690 shares of SMC.

Effective December 31, 2019, the Company adopted a valuation of $0.61 per SMC share for the Company’s investment in SMC which translates to a total value of approximately $5,601,701.

On June 11, 2015, MILC, invested in Millennium HI Carbon, LLC (“MHC”) which completed the acquisition of an Activated Carbon plant located near the port of Kawaihae, Hawaii. The acquisition consisted of 13 acres of land leased from the Department of Hawaiian Home Lands, the existing equipment and approximately 24,000 tons of macadamia nutshells which represent more than a 2-year feedstock supply. The audited financial statements of MHC are attached hereto.

4.	INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2019, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share
SMC Global Securities LTD	January 21, 2008	9,104,690	$26,787,714	$2.94	$5,601,701	$0.615

5.	INCOME TAXES

The company is taxed as a C-corporation by Federal and State tax authorities. The provision for income taxes is comprised of the following for the year ended December 31, 2019:

The provision for income taxes consists of the following:	December 31, 2019
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred
Federal	(2,652,080)
State and Local	(708,358)
Total Deferred Tax Expense (Benefit)	(3,360,438)
Less Valuation allowance adjustment	(3,360,438)

Total Tax Expense (Benefit)	$-

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At December 31, 2019, the Company had total net operating loss carry forward of approximately $3.9 million and capital loss carry forwards of approximately $8.7 million for federal income tax purposes available to offset future taxable income as follows. The net operating loss carry forwards arising in tax years before 2018 generally may be carried forward for 20 years. Net operating losses arising in tax years ending after 2017 can be carried forward for five years.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2019
Deferred Tax Assets
Net unrealized loss on investments	$4,775,007
Capital Loss Carry-forwards	2,304,515
Net Operating Loss Carry-forward	1,047,215
Total Deferred Tax Assets	8,126,736
Less: Valuation Allowance	(8,126,736)
Net Deferred Taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2018
Tax at Federal Statutory Rate	21.0%
Tax at State Rate Net of Federal Benefit	6.0%
Valuation Allowance	(27.0)%
Provision for Taxes	0.0%

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2019.

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Accounting for Uncertainty in income taxes requires an evaluation of tax positions taken or expected to be taken. The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2019. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2016 to 2019 have been analyzed, and concluded that no liability for unrecognized tax benefits to Federal or State tax authorities should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6.	AFFILIATED SECURITIES

Transactions with affiliated companies during the year ended December 31, 2019 were as follows:

Affliated Security	Value at 12/31/2018	Purchases/ Additions	Cost Adjustment	Sales/ Reductions	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Value at 12/31/19	Accrued Interest	Dividend Income

Secured Loan - Millennium HI Carbon, LLC	-	$1,434,626		-	-	-	$1,424,626	$66,349
Millennium HI Carbon, LLC	$17,715,578	-	$(668,691)	-	-	$(7,122,164)	$9,924,723
SMC Group	$14,150,769			$(3,162,703)	$(3,898,549)	$(1,487,816)	$5,601,701		$67,484

7.	COMMON STOCK

In November 2013 the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the twelve months ended December 31, 2019.

American Stock Transfer & Trust Company, LLC, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8.	RESTATEMENT

Accumulated new Investment Loss was adjusted to reflect changes in the consolidation of Millennium HI Carbon, LLC in prior years. The cumulative effect of restating the 2018 beginning net asset balances was as follows:

Accumulated Net Investment Loss

Net assets, December 31, 2018 as previously reported	31,548,210

Recording of effect of change	53,378

Net Assets, December 31, 2018	31,601,588

The effect of this restatement on the 2018 financial statements was to increase net assets by $53,378. There was no effect to the 2019 financial statements.

9.	SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Millennium Investment & Acquisition Company Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Millennium Investment & Acquisition Company Inc. (the “Company”), including the portfolio of investments, as of December 31, 2019, the related statement of operations, the statement of cash flows for the year then ended the statement of changes in net assets and the financial highlights for each of the two years in the period ended, and the related notes (collectively referred to as the “financial statements”). Financial highlights for each of the three years in the period then ended were audited by other auditors, and in their opinion dated March 7, 2018, they expressed an unqualified opinion on such changes in net assets and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Millennium Investment & Acquisition Company Inc. as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the each of the two years in the period then ended and in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As explained in Note 1(a), the financial statements include investments valued at $16,961,050 (89.40% of net assets), whose fair values have been estimated under procedures established by the Board of Directors in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in each of the two years in the period then ended and in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the private companies and other appropriate auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 2, 2020

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Directors and Officers

Name, Age, Address(a)	Positions with Company(b)	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in MILC Complex(c) Overseen by Nominee	Other Public Directorships Held by Nominee, Past Five Years
David H. Lesser, 54	Interested Director(d), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Indefinite	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995; CEO of IntelliStay Hospitality Management, LLC since 2015; President of IntelliGen Power Systems, LLC since 2011; President of DHL Realty since 1995.	1	Chairman of Power REIT (NYSE American: PW)
Jesse Derris, 40	Independent Director	Indefinite	CEO of Derris & Company since 2012; from 2005-2012, held various positions with Sunshine Sachs.	1
Kevin McTavish, 62	Independent Director	Indefinite	Managing Partner Summit Capital Partners, LP Sep 2019 – Present Santa Barbara, CA Westport Capital Partners UK, LLP Managing Director Europe Westport Capital Partners UK, LLP Sep 2016 – Sep 2019 London, United Kingdom Summit Capital, LLC Managing Partner Summit Capital, LLC 1998 – Sep 2016 Dallas, Texas Colony Capital, Inc. Principal & Chief Operating Officer Colony Capital, Inc. 1995 – 2003	1

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

The Code of Ethics is not posted on registrant’s website.

A copy of the registrant’s Code of Ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit committee Financial Expert.

Mr. Dionisio D’Aguilar previously served as the registrant’s Audit Committee Chairperson. Mr. D’Aguilar resigned from the board of the registrant effective May 23, 2017 upon his election to the Parliament of the Bahamas. Since Mr. D’Aguilar’s resignation, the board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its audit committee. The registrant believes that given the scope of the Fund’s current operations it is not critical to have an audit committee financial expert.

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Item 4. Principal Accountant Fees and Services.

Effective November 16, 2018, the registrant engaged Tait, Weller & Baker LLP as the registrant’s principal accountant to handle the audit of its financial statements. Fees billed for each of the last two fiscal years for professional services rendered by Tait Weller are as follows:

	2019	2018
(a) Audit Fees (1)	$20,000	20,000
(b) Valuation Costs	-	-
(c) Tax Fees (2)	-	-
(d) All Other Fees	-	-

(1) Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax Fees consist of tax compliance services for the registrant. These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

(e)(1) Audit Committee’s Pre-Approval Policies

The registrant’s audit committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) Percentages of Services Approved by the Audit Committee

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	2019	2018
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	N/A	N/A
(d) All Other Fees	N/A	N/A

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

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Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jesse Derris and Kevin McTavish.

Item 6. Schedule of Investments.

Schedule of investments is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Proxy Policy & Vote Procedures are incorporated herein by reference to such exhibit to the Registrant’s annual report form N-CSR filed with the Commission as of March 3, 2018.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Our portfolio manager, his age, his term of office and length of time served, and a description of his principal occupations during the past five years are listed in the table immediately following.

Name, Age, Address(a)	Positions with Company(b)	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in MILC Complex(c) Overseen by Nominee	Other Public Directorships Held by Nominee, Past Five Years
David H. Lesser, 54	Interested Director(d), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Indefinite	Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011; President of Hudson Bay Partners, LP since 1995; CEO of IntelliStay Hospitality Management, LLC since 2015; President of IntelliGen Power Systems, LLC since 2011; President of DHL Realty since 1995.	1	Chairman of Power REIT (NYSE : PWAmerican)

(a)(2) Mr. David H. Lesser is not currently primarily responsible for the day-to-day management of the portfolio of any other account. However, the officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively. The officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant. This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

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(a)(3) The Board has approved that Mr. David H. Lesser receive $10,000 per month as base compensation from Millennium Investment & Acquisition Company and is eligible for incentive compensation as determined by the Nominating and Compensation Committee. On January 17, 2018, the Board approved compensation of $10,000 per month as base compensation from Millennium HI Carbon LLC commencing in January 2018.

(a)(4) For each portfolio manager, the following table discloses the dollar range of equity securities beneficially owned by the portfolio in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2019:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David H. Lesser	Over $100,000	N/A

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

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Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

EX-99.CODE ETH 4 coe.htm

EX-1 5 proxyvoting.htm - Proxy Policy & Vote Procedures, incorporated herein by reference to such exhibit to the Registrant’s annual report form N-CSR filed with the Commission as of March 3, 2018.

EX-99.1 Millennium HI Carbon, LLC Financial Statements for year ended December 31, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman,
CEO, Secretary, and Treasurer
March 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman,
CEO, Secretary, and Treasurer
March 23, 2020

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